EXECUTION COPY
ACS Security Agreement
                        SECURITY AGREEMENT

This SECURITY AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "Security Agreement"), dated as of July 21, 1998, made by ACCENT COLOR SCIENCES, a Connecticut corporation having its principal place of business at 800 Connecticut Boulevard, East Hartford, Connecticut 06108 (the "Company") to INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation with its principal place of business at New Orchard Road, Armonk, New York 10504, as the secured party hereunder (hereinafter referred to as "Lender").

WHEREAS, the Company and Lender are parties to a certain Loan Agreement, dated as of the date hereof (the "Loan Agreement"), pursuant to which Lender has agreed to make a Loan (as defined in the Loan Agreement) to the Company up to a maximum principal amount of $2,500,000 (two million five hundred thousand dollars), evidenced by a promissory note of the Company (the "Note");

WHEREAS, the execution and delivery of this Security Agreement by the Company is required pursuant to the terms of the Loan
Agreement; and

WHEREAS, the Company has duly authorized and directed its appropriate officers to execute this Security Agreement and the same is being executed as an inducement to Lender to make the Loan provided for as set forth in the Loan Agreement.

Capitalized terms used but not defined herein have the meanings attributed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, receipt of which is hereby acknowledged, and in order to induce Lender to enter into the Loan Agreement, it is hereby agreed as follows:

SECTION 1. Security.

As security for the payment and fulfilment of its obligations to Lender hereunder and under the Loan Agreement, the Note, the Warrant and the Registration Rights Agreement, the Company hereby grants to Lender, and hereby mortgages, pledges, hypothecates, assigns and delivers to Lender a first priority security interest in, general lien upon and/or right of setoff against the following (hereinafter the "Security" or "Collateral"), together with all right, title and interest of the Company therein and all rights and remedies which the Company might exercise with respect thereto but for the execution of this Agreement: all personal and real property of the Company whether now or hereafter existing or now owned or hereafter acquired or created and wherever located, of every kind and description, tangible or intangible, including, without limitation, the balance of every account of the Company now or hereafter existing with Lender and every other claim of the Company against Lender, now or hereafter existing, and all money, goods, equipment, intellectual property, inventory, instruments, securities, documents, chattel paper, accounts, promissory notes, credits, claims, demands, general intangibles, and any other property, rights or interests of the Company of any nature whatsoever, and shall include the products, proceeds and accessions of and to any thereof; provided, however, that the security interest granted to Lender hereunder in the items of Collateral set forth on Schedule 1 hereto shall be subordinate to any security interest, right to purchase or other interest held by the respective party identified on such Schedule.

SECTION 2. Representations and Warranties of the Company.

2.1Title and Authority. The Company has good and valid rights in and title to the Collateral with respect to which it has purported to grant a security interest hereunder and has full authority and power to grant to Lender the security interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

2.2Filings. Fully executed Uniform Commercial Code financing statements have been filed in each governmental, municipal or other office specified in Schedule 2.2 hereto, which are all the filings, recordings and registrations that are necessary to publish notice of, protect the validity of and establish a legal valid and perfected security in favor of Lender in respect of all Collateral in which the security interest granted hereby may be perfected by filing, recording or registration in the United States and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

2.3Validity of Security Interest. The security interest granted hereby constitutes: (a) a legal and valid security interest in all the Collateral securing the obligations of the Company under the Note, the Loan Agreement, the Warrant and the Registration Rights Agreement and (b) a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or similar document.

2.4No Liens. The Collateral is owned by the Company free and clear of any Lien, except for Liens expressly permitted by
Section 3.10 of the Loan Agreement.

SECTION 3.Covenants of the Company

3.1Change of Name, etc. The Company agrees promptly to notify Lender of any change (i) in its corporate name or any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive offices, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which such Collateral owned by it is located (including the establishment of any such new office or facility), or (iii) in its identity or corporate structure. The Company agrees not to effect or permit any such change unless all filings have been made under the Uniform Commercial Code that are required in order for Lender to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Company agrees promptly to notify Lender if any material portion of the Collateral is damaged or destroyed.

3.2Records; Inspection. (a) The Company agrees to maintain, at its own cost and expense, complete and accurate records with respect to the Collateral owned by it and, at such time or times as Lender may request, promptly to prepare and deliver to Lender a duly certified schedule showing the identity, amount and location of any and all Collateral.

(b)Lender shall have the right at any reasonable time or times to inspect the Collateral, all records relating thereto and the premises on which the Collateral is located, to discuss the Company's affairs with the officers of the Company and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value condition and status of, or any other matter relating to, the Collateral.

3.3Protection of Security. The Company shall, at its own expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest in the Collateral granted hereby and the priority thereof against any Lien not expressly permitted under the Loan Agreement.

3.4Limitation on Modification of Accounts. The Company will not, without Lender's prior written consent, grant any extension of the time of payment of any account receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted in the ordinary course of business. After an Event of Default shall have occurred and during the continuance thereof, the Company shall not to grant or make any such extension, credit, discount, compromise or settlement under any circumstances without Lender's prior written consent.

3.5Location of Inventory. The Company agrees that it shall not permit any inventory to be in the possession of any warehouseman, bailee or agent at any time unless such warehouseman, bailee or agent shall have been notified of the security interest created hereby and shall have agreed in writing to hold the inventory subject to the security interest and to waive and release any Lien held by it with respect to such inventory.

3.6Further Assurances. The Company agrees to execute and deliver to Lender such additional agreements and instruments, in form satisfactory to Lender's counsel, and do such further acts or things of any nature, whether similar to the acts enumerated above or not, as Lender or its counsel may require or deem advisable to carry into effect the purposes of this Security Agreement and the Loan Agreement, or to better assure and confirm unto Lender its rights, powers and remedies hereunder and under the Loan Agreement.

SECTION 4.Power of Attorney.

(a)The Company hereby constitutes and appoints Lender its true and lawful attorney-in-fact, in the place and stead of the Company with full power of substitution, either in Lender's own name or in the name of the Company, to ask for, demand, sue for, collect, receive, and give acquittance for any and all money due or to become due under and by virtue of the Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Company on account thereof, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, pledge, transfer and make any agreement respecting, or otherwise deal with, the same or take any action or execute any instrument which Lender may deem necessary or desirable to accomplish the purpose hereof; provided, however, that nothing herein contained shall be construed as requiring or obligating Lender to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim for the moneys due or to become due thereunder, and no action taken by Lender or omitted to be taken with respect to the said Collateral shall give rise to any defense, counterclaim or offset in favor of the Company or to any claim or action against Lender. The appointment hereunder by the Company of Lender as attorney-in-fact is irrevocable and coupled with an interest.

(b)The Company hereby irrevocably authorizes Lender, at the Company's own expense, to file such notices, financing statements, mortgages, deeds of trust and other documents as Lender or its counsel may deem necessary for the perfection of the security interest and liens of Lender hereunder, without the Company's signature, and appoints Lender as the Company's attorney-in-fact to execute any such statements in the Company's name and to perform all other acts which Lender deems appropriate to perfect and continue the security interest conferred hereby.

SECTION 5.Remedies.

5.1General. During the effective period of this Security Agreement, Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code (as said law may at any time be amended), and in addition thereto, the rights and remedies provided herein, in the Loan Agreement, the Warrant, the Registration Rights Agreement and in any other instrument, document or agreement executed by the Company in favor of Lender.

5.2Remedies Upon an Event of Default. Upon the occurrence and during the continuation of an Event of Default, the Company agrees to deliver each item of Collateral to Lender on demand and it is agreed that Lender shall have the right (subject to applicable law) to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of intellectual property, on demand to cause the security interest granted hereby to become an assignment, transfer and conveyance of all such Collateral by the Company to Lender, or to license or, to the extent permitted by applicable law, to sublicense, any such Collateral throughout the world on such terms and in such manner as Lender shall determine (other than in violation of any then-existing license arrangements to the extent that waivers cannot be obtained); and (b) with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and generally to exercise any and all rights afforded to a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, Lender may, without being required to give any notice, except of intention to sell or of time and place of sale (except such notice as is required by applicable statute and cannot be waived), sell the Collateral, or any part thereof, at a public or private sale, for cash, upon credit or for future delivery, and at such price or prices as Lender may deem satisfactory, and Lender may be the purchaser of any and all of the Collateral so sold, and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind, including any equity of redemption of the Company. Upon any such sale, the purchaser shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company, which hereby specifically waives all rights of redemption, and any rights of stay or appraisal which the Company has or may have under any rule of law or statute now existing or hereafter adopted. Any such public or private sale shall be held at such time or times within ordinary business hours and at such place or places in the State where the Collateral is located or otherwise assembled, or elsewhere, or as may be required by applicable law, as Lender may fix in the notice of such sale. At any such private or public sale, the Collateral may be sold as an entirety or in separate parcels, as Lender may determine. Lender shall not be obligated to make any sale pursuant to any such notice. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchase thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. Lender, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest granted pursuant to this Security Agreement and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Company having been given notice of all such action.

5.3Application of Proceeds. The proceeds of any sale or enforcement of all or any part of the Collateral, and any other case at the time held by Lender pursuant to the terms of this Security Agreement, shall be applied by Lender:

     (1) First, to the payment of all costs and expenses paid or incurred by Lender in connection with this Security Agreement, the Loan Agreement, the Note, the Warrant and the Registration Rights Agreement or the exercise of any right or remedy hereunder or thereunder, including, without limitation, the costs and expenses of any sale or enforcement hereunder and all reasonable compensation to Lender and its agents and legal counsel;

     (2)Second, to the payment of the principal of and the accrued interest on the Note;

     (3)Finally, to the payment to the Company, its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

5.4Grant of License to Use Intellectual Property. For the purpose of enabling Lender to exercise rights and remedies under this Section 5 at such time as Lender shall be lawfully entitled to exercise such rights and remedies, the Company hereby grants to Lender an irrevocable, non-exclusive license (exercisable without payment or royalty to the Company) to use, license or sublicense any of the Collateral consisting of intellectual property now owned or hereinafter acquired by the Company, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by Lender shall be exercised, at the option of Lender, upon the occurrence and during the continuation of an Event of Default, provided that any license, sublicense or other transaction entered into by Lender in accordance herewith shall be binding upon the Company notwithstanding any subsequent cure of an Event of Default.

SECTION 6.Limitation of Liability.

Neither Lender nor any of its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under this Security Agreement, except for its or their own gross negligence or willful misconduct. Lender shall be entitled to rely upon any paper, instrument or document which it in good faith believes to be genuine and correct and to have been signed or sent by the proper person or persons.

     SECTION 7. Miscellaneous.

7.1Successors and Assigns. This Security Agreement shall be binding upon and shall inure to the benefit of Lender and its successors and assigns.

7.2Assignment. Lender may assign this instrument or any of its rights and powers hereunder to any subsidiary or affiliate of Lender or to any person or entity who acquires all, or any significant portion of, the assets of IBM Printing Systems Company, and may assign and/or deliver to any such assignee any of the Collateral herefor and, in the event of such assignment, the assignee hereof or of such rights and powers and of such Collateral, if any of such Collateral be so assigned and/or delivered, shall have the rights and remedies as if originally named herein in place of Lender, and Lender shall be thereafter fully discharged from all responsibility with respect to any such Collateral so assigned and/or delivered.

7.3No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right, power or remedy hereunder, operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

7.4 Termination. When all of the indebtedness and obligations referred to herein and in the Loan Agreement shall have been paid and performed in full, this Security Agreement shall terminate, and Lender shall forthwith assign, transfer and deliver to the Company, against the Company's receipt and at the Company's expense, the Security and all cash, if any, then held by Lender hereunder.

7.5Governing Law; Jurisdiction. This Security Agreement, and all rights, obligations and liabilities arising hereunder, shall be governed by and construed in accordance with the law of the State of New York, without reference to choice of law principles. Each of the parties hereto irrevocably waives any and all right to a trial by jury in any legal proceeding arising out of or related to this Security Agreement. The parties agree to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, County of Westchester, to resolve any and all issues that may arise out of or relate to this Security Agreement.

7.6Other Agreements. Lender is entitled to all of the benefits set forth in the Loan Agreement, the Warrant and the Registration
Rights Agreement, including all rights and remedies set forth therein.

7.7Amendments. This Security Agreement may not be altered, amended or modified except in writing, executed by the Company and Lender.

IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the day and year first above written.

INTERNATIONAL BUSINESS MACHINES ACCENT COLOR SCIENCES, INC.
CORPORATION (Secured Party)                         (Debtor)


By: __________________________ By: _________________________
Name: ________________________      Name: _______________________
Title: _________________________   Title:
________________________


Witness: ______________________STATE OF ________________________
COUNTY OF ______________________

I, ____________________, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY THAT _________________________, the ________________________ of Accent
Color Sciences, Inc., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act, and as the free and voluntary act of Accent Color Sciences, Inc., for the uses and purposes therein set forth. Given under my hand and notarial seal this ___ day of __________, 1998.

________________________
Notary Public
My Commission Expires: